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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (No. 333-43407,
No. 333-18911 and No. 33-77904) and in the Prospectus constituting part of the Registration Statement on Form S-4 (No. 333-43397) of Nvest, L.P. of our reports dated January 29, 1999 appearing on pages 39 and 55 of this Form 10-K.


/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
February 25, 1999